UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09373
Oppenheimer Senior Floating Rate Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 07/30/2010

Item 1. Reports to Stockholders.
July 30, 2010 Oppenheimer Management Senior Floating Rate Commentary and Fund Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Credit Allocation	NRSRO-Rated	Manager-Rated	Total

AAA	4.7%	—%	4.7%
BBB	2.2	—	2.2
BB	27.8	0.6	28.4
B	42.8	4.9	47.7
CCC	8.6	2.2	10.8
C	0.2	0.7	0.9
D	3.3	1.0	4.3
	89.6	9.4	99.0
Not Rated			1.0

Total			100.0%
Percentages are as of July 30, 2010, are subject to change and are dollar-weighted based on the market value of the Fund’s securities and derivatives. The Fund’s investment adviser, OppenheimerFunds, Inc. (“OFI”), determines the “Credit Allocation” of the Fund’s securities and derivatives using ratings by “Nationally Recognized Statistical Rating Organizations” (“NRSROs”), such as Standard & Poor’s Corporation (“S&P”). If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities rated only by an NRSRO other than S&P, OFI converts that rating to the equivalent S&P credit rating. OFI may use its own credit analysis to assign ratings to securities not rated by an NRSRO using rating denominations similar to those of S&P. Securities issued or guaranteed by the U.S. Government or an agency or instrumentality thereof are assigned a credit rating equal to the sovereign credit rating assigned to the U.S. by S&P. A similar process is used for securities issued or guaranteed by a foreign sovereign or supranational entity. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned the Fund’s S&P rating, which is currently AAA. More information about securities ratings is contained in the Fund’s Statement of Additional Information.
7 | OPPENHEIMER SENIOR FLOATING RATE FUND

TOP HOLDINGS AND ALLOCATIONS

Top Ten Corporate Loan Industries

Media	17.2%
Commercial Services & Supplies	7.8
Health Care Providers & Services	7.8
Electric Utilities	5.2
Aerospace & Defense	5.1
Hotels, Restaurants & Leisure	5.0
Chemicals	4.5
IT Services	2.9
Containers & Packaging	2.7
Energy Equipment & Services	2.6
Portfolio holdings and allocations are subject to change. Percentages are as of July 30, 2010, and are based on net assets.
8 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 30, 2010, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.1
Management’s Discussion of Fund Performance. For the 12-month period ended July 30, 2010, Oppenheimer Senior Floating Rate Fund’s Class A shares (without sales charge) returned 18.64%, outperforming its benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which returned 14.62%.
     The Fund benefited throughout the reporting period from the bank loan market’s robust rebound from depressed levels in the wake of the 2008 recession and financial crisis. As their confidence returned, investors turned to riskier assets that they perceived to be attractively valued relative to normalized economic and market conditions.
     The Fund also benefited from our security selection process, which focuses on fundamental research to help find loans priced at levels that, in our judgment, did not reflect their true creditworthiness and intrinsic values. During the reporting period, we found a number of opportunities in the top-performing aerospace-and-defense sector. We also established overweight exposure to broadcasting companies, which rebounded amid improved advertising revenues. An overweight position in transportation companies helped bolster the Fund’s relative performance when commercial shipping volumes increased during the economic recovery. The Fund also benefited from underweight exposure to some of the market’s lagging industry groups, including lodging, cable and services.
     Strong results in these market segments were offset to a degree by mild weakness in other areas. We were late to rallies in the chemicals, building products and housing areas, causing their returns to trail their respective components in the benchmark.
     As of the reporting period’s end, we remain optimistic regarding market conditions. In a slow-growth recovery, we believe that investors are likely to favor loans of companies with sound underlying business fundamentals. Moreover, we believe that investors seeking current income in today’s low interest-rate climate may increasingly turn to bank loans that offer highly competitive yields. Such an environment may be particularly well suited to the research-intensive investment process that helps make Oppenheimer Senior Floating Rate Fund part of The Right Way to Invest.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 30, 2010. In the case of Class A, Class B, and Class C shares, performance

1.	The Fund’s return has been calculated through July 30, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through July 31, 2010.
9 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION
is measured over a ten-fiscal-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 28, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the Credit Suisse First Boston (CSFB) Leveraged Loan Index, a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. The Index cannot be purchased directly by investors. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the Index.
10 | OPPENHEIMER SENIOR FLOATING RATE FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 3% (1-year) and 1% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Fund returns do not consider capital gains or income taxes. See page 15 for further performance information.

1.	The Fund’s returns have been calculated through July 30, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through July 31, 2010.
11 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
12 | OPPENHEIMER SENIOR FLOATING RATE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 3% (1-year) and 1% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Fund returns do not consider capital gains or income taxes. See page 15 for further performance information.

1.	The Fund’s returns have been calculated through July 30, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through July 31, 2010.
13 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 3% (1-year) and 1% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Fund returns do not consider capital gains or income taxes. See page 15 for further performance information.

1.	The Fund’s returns have been calculated through July 30, 2010, the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. The Index’s return is calculated through July 31, 2010.
14 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings or industry sectors does not constitute a recommendation by OppenheimerFunds, Inc. Effective 6/1/10, the Fund’s investment objective changed to the following: the Fund seeks as high a level of current income as is consistent with investing primarily in senior floating rate loans and other debt securities. Effective 7/1/10, the Fund converted from a closed-end investment company to an open-end investment company. Accordingly, shareholders have the ability to redeem their shares on a daily basis at net asset value, less applicable sales charges.
Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. Shares of the Fund will fluctuate and the Fund is not a money market fund.
Class A shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.
Class B shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 3% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.50% asset-based sales charge (the Board of Trustees can increase the fee to 0.75%).
Class C shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class C shares are shown net of the applicable 1% early withdrawal charge for the one-year period. Class C shares are subject to an annual 0.50% asset-based sales charge (the Board of Trustees can increase the fee to 0.75%).
Class Y shares of the Fund were first publicly offered on 11/28/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their
15 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES
eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
16 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
17 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2010	July 30, 2010	July 30, 2010

Actual
Class A	$1,000.00	$1,044.40	$6.42
Class B	1,000.00	1,042.40	9.71
Class C	1,000.00	1,041.90	8.85
Class Y	1,000.00	1,047.30	4.86

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.39	6.34
Class B	1,000.00	1,015.19	9.59
Class C	1,000.00	1,016.03	8.74
Class Y	1,000.00	1,019.92	4.79
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended July 30, 2010 are as follows:

Class	Expense Ratios

Class A	1.27%
Class B	1.92
Class C	1.75
Class Y	0.96
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS July 30, 2010*

	Principal
	Amount	Value

Corporate Loans—92.5%
Consumer Discretionary—28.2%
Auto Components—0.9%
Dana Corp., Sr. Sec. Credit Facilities Term Loan, 3.75%-4.79%, 1/30/15[1]	$17,288,036	$16,956,677
Automobiles—2.3%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 8/3/13[2]	55,167,889	620,639
Ford Motor Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.35%, 12/16/13[1]	41,566,871	40,467,096

		41,087,735

Hotels, Restaurants & Leisure—5.0%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/22/16[1]	8,860,000	8,268,596
American Seafoods Group LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.50%, 4/15/15[1]	7,500,000	7,488,233
BLB Wembley plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7/18/11[2]	7,875,682	5,696,740
BLB Wembley plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7/25/13[2,3]	8,000,000	240,000
CCM Merger, Inc./MotorCity Casino, Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.50%, 7/13/12[1]	7,422,999	7,334,851
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.587%, 5/4/13[1]	2,389,799	2,155,300
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 4.598%, 5/4/13[1]	3,164,551	2,854,030
Golden Nugget, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 3.135%, 6/30/14[1,4]	3,726,721	3,036,115
Golden Nugget, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.135%-3.214%, 6/8/14[1,4]	1,907,139	1,553,723
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 3.57%, 12/31/14[1]	7,000,000	3,430,000
Harrah’s Operating Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 3.498%, 1/28/15[1]	4,554,229	3,908,731
Tranche B2, 3.498%, 1/28/15[1]	4,890,018	4,210,613
Tranche B3, 3.498%-3.533%, 1/28/15[1]	2,559,670	2,188,358
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw:
Tranche A, 5%, 11/25/13[1]	973,947	923,058
Tranche B, 5%, 11/25/13[1]	1,107,373	1,049,513
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan, 5%, 11/25/13[1]	2,768,432	2,623,782
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche B, 2.07%, 5/23/14[1]	7,016,392	6,529,630
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.07%, 5/8/14[1]	3,282,442	3,054,723
MGM Mirage, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7%, 2/21/14[1]	9,965,680	8,612,012
19 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Hotels, Restaurants & Leisure Continued
Michael Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/14/16[1]	$5,000,000	$5,019,375
Turtle Bay Holding Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche A, 10.20%, 2/5/13[1,4]	319,224	304,859
Tranche B, 2.438%, 3/1/15[1,4]	662,126	496,595
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 5.04%, 5/25/13[1]	1,000,371	977,706
Tranche B, 5.04%, 5/25/13[1]	1,397,781	1,366,112
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 5.04%, 5/25/11[1]	6,149,840	6,010,509

		89,333,164

Household Durables—0.9%
Phillips-Van Heusen Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/15/16[1]	6,231,447	6,268,723
Sleep Innovations, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 3/5/15[2,3,4]	4,146,760	3,462,545
Spectrum Brands Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8%, 6/4/16[1]	2,563,000	2,593,436
Springs Window Fashions Division, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.313%, 12/30/12[1]	3,950,488	3,760,371

		16,085,075

Media—17.2%
Advanstar Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.783%, 5/15/14[1]	6,552,802	4,859,997
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 10/8/16[1]	3,482,500	3,338,847
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.90%, 5/15/13[1,4,5]	17,970,635	10,333,115
American Media Operations, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.863%, 1/30/13[1]	12,684,136	12,192,626
Autotrader.com, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 5/4/16[1]	1,500,000	1,503,732
Cedar Fair LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/1/16[1]	3,900,000	3,873,188
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities Incremental Term Loan, 7.50%, 7/3/14[1]	3,944,521	3,954,383
Cequel Communications LLC, Sr. Sec. Credit Facilities Term Loan, 2.25%-2.348%, 11/5/13[1]	7,000,000	6,722,191
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.32%, 3/5/14[1]	4,628,133	4,401,646
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, 3.038%, 9/1/14[1]	8,515,938	7,815,502
20 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Media Continued
Charter Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche T2 Add-On, 7.151%, 3/6/14[1]	$10,826,741	$11,026,732
Cinram International, Inc., Sr. Sec. Credit Facilities Term Loan, 2.347%-3.472%, 5/6/11[1]	17,764,790	14,759,575
Citadel Broadcasting Co., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 11%, 6/3/15[1]	5,000,000	5,250,780
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.966%, 1/29/16[1]	13,922,126	11,132,731
Dex Media West LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.50%, 10/24/14[1]	2,758,973	2,474,698
Entercom Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 1.45%-3.329%, 6/30/12[1]	10,968,154	10,337,487
FoxCo Acquisition Sub LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.50%, 7/14/15[1]	17,053,369	16,413,868
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan, 4.60%, 12/31/14[1]	15,068,571	14,187,059
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.25%-5.597%, 8/5/12[1]	13,169,047	12,359,150
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 4.341%-4.538%, 3/29/13[1]	15,576,980	14,103,662
Mediacom Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.50%, 10/20/17[1]	5,000,000	4,841,665
Mediacom Communications Corp./MCC Georgia LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche FA, 4.50%, 10/20/17[1]	10,000,000	9,597,500
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.206%-14.41%, 11/15/13[1,4]	26,715,722	22,174,050
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 4/8/12[2]	8,266,250	3,624,751
Tranche B, 4/8/12[2]	20,191,731	8,854,074
Penton Media, Inc., Sr. Sec. Credit Facilities Exit Term Loan, Tranche B, 4.712%, 8/1/14[1,4]	24,587,263	17,497,944
Philadelphia Newspapers, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6/29/13[2]	2,444,102	751,561
Sinclair Broadcast Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.658%, 10/16/15[1]	2,393,939	2,416,861
Six Flags, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 6/30/16[1]	9,505,000	9,447,922
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 8%, 9/28/14[1]	1,611,645	1,466,597
Tranche B, 8%, 9/28/14[1,4]	1,074,430	977,731
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.566%, 9/29/14[1]	7,537,951	6,600,939
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Incremental Term Loan, 6.833%-8.63%, 6/18/14[1]	6,606,687	6,524,105
21 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Media Continued
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.846%-4.685%, 6/30/14[1]	$559,615	$516,945
Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan, 11/3/12[2,3]	39,999,313	38,399,341
Zuffa LLC, Sr. Sec. Credit Facilities Incremental Term Loan, Tranche B, 7.50%, 6/18/15[1]	4,999,700	5,049,697

		309,782,652

Multiline Retail—0.7%
General Growth Properties, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 2/24/10[2,3]	12,402,011	12,911,374
Specialty Retail—1.2%
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities Term Loan, 2.66%-2.76%, 5/28/13[1]	6,600,915	6,258,017
Claire’s Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.75%-3.225%, 5/29/14[1]	10,583,364	8,951,209
Pilot Travel Centers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/12/15[1]	5,806,076	5,822,147

		21,031,373

Consumer Staples—2.8%
Food & Staples Retailing—0.5%
Rite Aid Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche 2, 2.07%-2.10%, 6/4/14[1]	2,719,517	2,391,815
Tranche 4, 9.50%, 6/4/15[1]	6,477,260	6,617,331

		9,009,146

Food Products—1.6%
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5%-5.50%, 2/1/17[1]	2,933,823	2,942,458
Tranche C1, 5%-5.50%, 2/1/17[1]	7,286,884	7,308,330
Dole Food Co., Inc., Sr. Sec. Credit Facilities Prefunded Letter of Credit Term Loan, 8%, 4/12/13[1]	925,299	928,022
Pierre Foods, Inc., Sr. Sec. Credit Facilities Term Loan, 7%, 2/17/16[1]	5,332,499	5,336,942
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.848%, 4/2/14[1]	13,092,823	12,359,992

		28,875,744

Personal Products—0.7%
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.978%, 3/5/15[1,4]	6,641,789	6,625,185
Revlon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 8/15/15[1]	5,610,938	5,516,253

		12,141,438
22 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Energy—4.4%
Energy Equipment & Services—2.6%
AL Gulf Coast Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 6/2/16[1]	$6,250,000	$6,093,750
Precision Drilling Trust, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 7.151%, 9/23/14[1]	7,817,590	7,837,134
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche I-A, 7.50%, 4/20/17[1]	1,953,315	1,894,716
Tranche I-M, 7.50%, 4/20/17[1]	1,193,096	1,157,303
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%, 4/20/17[1]	14,741,089	14,298,856
Trident Exploration Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 12.50%, 5/17/14[1]	15,855,000	15,775,725

		47,057,484

Oil, Gas & Consumable Fuels—1.8%
Atlas Pipeline, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.75%, 7/27/14[1]	10,250,510	10,229,159
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6%, 4/3/16[1]	6,729,150	6,689,899
Venoco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.375%, 5/7/14[1]	9,043,435	8,197,494
Western Refining, Inc., Sr. Sec. Credit Facilities Term Loan, 10.603%, 2/8/14[1]	7,791,726	7,311,234

		32,427,786

Financials—4.0%
Capital Markets—0.7%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities Term Loan, 3.481%-3.533%, 11/1/14[1]	13,858,257	12,242,911
Consumer Finance—1.2%
American General Financial Services Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 4/16/15[1]	11,000,000	10,877,966
CIT Group, Inc., Sr. Sec. Credit Facilities 1st Lien Incremental Term Loan, 13%, 1/18/12[1]	3,101,480	3,176,045
CIT Group, Inc., Sr. Sec. Credit Facilities Expansion Term Loan, Tranche 2A, 9.50%, 1/18/12[1]	8,101,482	8,296,256

		22,350,267

Insurance—0.9%
ILFC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7%, 3/5/16[1]	3,807,692	3,820,383
International Lease Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 2/23/15[1]	5,192,308	5,237,740
23 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Insurance Continued
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.566%, 4/3/14[1]	$8,372,958	$6,782,096

		15,840,219

Real Estate Management & Development—0.8%
Realogy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Delayed Draw, Tranche B, 13.50%, 10/15/17	13,155,000	14,010,075
Thrifts & Mortgage Finance—0.4%
Green Tree Credit Solutions, Sr. Sec. Credit Facilities Term Loan, 8%, 12/10/15[1]	7,350,400	7,129,888
Health Care—9.4%
Health Care Equipment & Supplies—1.4%
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.316%, 4/30/13[1]	1,783,062	1,695,519
Carestream Health, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.566%, 9/26/13[1]	8,000,000	7,451,432
Caris Diagnostics, Sr. Sec. Credit Facilities Term Loan, 7.25%, 2/1/15[1]	7,462,500	7,313,250
dj Orthopedics, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.316%, 10/31/14[1]	8,783,128	8,376,907

		24,837,108

Health Care Providers & Services—7.8%
Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 6/1/16[1]	1,725,000	1,702,003
Ardent Health Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/19/15[1]	9,975,000	9,731,859
Aveta, Inc./MMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 3/16/15[1]	3,140,000	3,075,238
Aveta, Inc./NAMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 3/16/15[1]	3,140,000	3,075,238
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.788%, 7/2/14[1]	11,309,788	10,732,254
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.788%, 7/2/14[1]	580,258	550,627
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/10/12[1]	6,734,124	6,296,406
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.783%, 3/31/17[1]	3,675,729	3,584,696
HCA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.783%, 11/18/13[1]	6,741,137	6,521,268
HEALTHSOUTH Corp., Extended Sr. Sec. Credit Facilities Term Loan, 4.29%, 3/15/14[1]	4,047,183	4,005,986
HEALTHSOUTH Corp., Sr. Sec. Credit Facilities Term Loan, 2.79%, 3/10/13[1]	4,917,340	4,782,113
24 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Health Care Providers & Services Continued
Health Management Associates, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.283%, 2/28/14[1]	$5,682,629	$5,357,299
Healthways, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.04%, 11/15/13[1]	8,492,000	8,003,710
Inventive Health Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 4.75%, 7/31/16[1]	6,400,000	6,400,000
Manor Care, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.816%, 10/18/14[1]	10,363,060	9,806,046
MultiPlan, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6%, 4/12/13[1]	769,048	767,766
MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 3.625%, 4/15/13[1]	2,829,550	2,814,519
Tranche C, 3.625%, 4/12/13[1]	5,621,521	5,591,660
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.32%-2.54%, 3/31/13[1]	8,350,674	8,024,480
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.32%, 3/31/14[1]	1,000,000	982,500
RehabCare Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 11/3/15[1]	6,653,889	6,613,134
Rural/Metro Operating Corp., Sr. Sec. Credit Facilities Term Loan, 7%, 11/20/14[1]	2,985,000	2,988,731
SouthernCare, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 13.746%, 12/10/10[1,4]	8,789,065	4,921,876
Universal Health Services, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 5/16/16[1]	11,165,000	11,099,875
Vanguard Health Systems, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 1/15/16[1]	7,481,250	7,419,530
Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan:
Tranche A, 5.50%, 10/30/14[1]	2,672,881	2,673,884
Tranche B1, 5.75%, 4/30/15[1]	1,259,428	1,260,430
Tranche B2, 5.75%, 4/30/15[1]	2,097,176	2,098,843

		140,881,971

Pharmaceuticals—0.2%
PTS Acquisition Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.566%, 4/10/14[1]	4,689,567	4,244,059
Industrials—22.0%
Aerospace & Defense—5.1%
AM General LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 3.316%, 9/28/12[1]	182,290	164,289
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.344%-3.539%, 9/30/13[1]	10,564,687	9,521,424
25 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Aerospace & Defense Continued
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.288%, 2/21/13[1]	$6,207,882	$5,959,567
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.75%, 9/16/13[1]	4,714,375	4,762,499
Dyncorp International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 4/11/16[1]	7,100,000	7,139,050
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 10.50%, 3/26/14[1]	11,910,000	11,869,065
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.21%, 12/30/12[1,4]	18,723,841	18,349,364
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 6/30/13[1]	8,838,686	7,778,044
Triumph Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.563%, 6/1/16[1]	5,777,000	5,807,693
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan, 2.375%, 2/3/14[1]	22,692,607	20,189,341

		91,540,336

Air Freight & Logistics—1.1%
Evergreen International Aviation, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 10.416%, 10/31/11[1,4]	21,392,655	20,282,911
Building Products—1.2%
Atrium Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7%, 1/21/16[1]	15,400,000	15,015,000
Champion Opco LLC, Sr. Sec. Credit Facilities Term Loan, 7.397%, 5/11/13[1]	1,103,318	1,053,668
Flag Luxury Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2/6/11[2]	3,640,440	928,312
Summit Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 7/7/14[1]	4,334,138	4,236,619
United Subcontractors, Inc., Sr. Sec. Credit Facilities Term Loan, 6/30/15[2]	930,225	818,598

		22,052,197

Commercial Services & Supplies—7.8%
Allied Security Holdings LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.658%, 1/29/15[1]	7,834,753	7,864,134
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.343%-3.421%, 7/3/14[1]	3,939,889	3,781,196
Booz Allen & Hamilton, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 6%, 7/31/15[1]	4,776,000	4,780,776
Bright Horizons LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.397%, 5/21/15[1]	8,322,613	8,345,650
Ceridian Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.325%, 11/9/14[1]	5,000,000	4,523,150
26 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Commercial Services & Supplies Continued
Fidelity National Information Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/18/16[1]	$10,435,000	$10,252,388
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B-1, 3.066%-3.079%, 9/24/14[1]	1,994,871	1,740,941
Tranche B-2, 3.066%-3.079%, 9/24/14[1]	14,227,068	12,399,787
Tranche B-3, 3.066%-3.079%, 9/24/14[1]	2,401,390	2,094,714
Infogroup, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 5/18/16[1]	3,735,000	3,689,870
Interactive Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 11/3/16[1]	10,400,000	10,395,663
Language Line Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 5.50%, 10/29/15[1]	5,358,000	5,288,791
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/22/13[1]	1,828,851	1,636,822
New Customer Service, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 3/5/16[1]	10,842,857	10,666,660
Rental Service Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 3.50%-4.04%, 11/15/12[1]	7,000,000	6,647,816
Sedgwick CMS Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/30/16[1]	5,137,125	5,122,140
TransUnion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 6/15/17[1]	7,540,000	7,619,170
Travelport LLC, Sr. Sec. Credit Facilities Term Loan, Tranche C, 10.50%, 8/23/13[1]	990,000	995,775
Travelport LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche T1, 2.816%-3.033%, 8/23/13[1]	5,938,775	5,598,947
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.539%, 2/21/15[1]	12,232,729	10,810,674
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.196%-4.311%, 7/15/16[1]	6,845,743	6,653,208
Workflow Management, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.925%, 10/17/10[1,4]	11,735,597	9,975,257

		140,883,529

Construction & Engineering—0.2%
Custom Building Products, Sr. Sec. Credit Facilities Term Loan, 5.75%, 3/19/15[1]	4,027,119	4,024,602
Electrical Equipment—1.4%
Freescale Semiconductor Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.596%, 12/1/16[1]	19,688,319	18,140,600
Reynolds & Reynolds Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/1/17[1]	7,149,725	7,089,403

		25,230,003
27 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Industrial Conglomerates—1.4%
Hillman Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/26/16[1]	$5,250,000	$5,274,612
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan, 8.63%, 10/1/13[1]	25,027,181	19,771,473

		25,046,085

Machinery—1.6%
BOC Edwards, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.316%, 5/31/14[1]	3,626,604	3,236,744
Bucyrus International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.50%, 12/21/16[1]	5,052,550	5,065,183
Manitowoc Co., Inc. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B, 8%, 8/21/14[1]	7,323,967	7,339,223
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.84%, 7/2/14[1]	14,021,345	11,988,250
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.84%, 7/2/14[1]	1,714,970	1,466,300

		29,095,700

Marine—0.1%
Tenneco Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.071%, 5/13/16[1]	1,300,000	1,298,375
Road & Rail—2.1%
Swift Transportation Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 5/10/14[1]	18,239,325	17,800,451
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 6.50%, 10/12/14[1]	20,582,153	18,729,760

		36,530,211

Information Technology—4.2%
IT Services—2.9%
Apptis, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.57%-3.79%, 12/20/12[1]	9,809,786	9,589,066
Caritor, Inc., Sr. Sec. Credit Facilities Term Loan, 2.79%, 5/17/13[1]	15,491,899	14,213,817
Datatel, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 6.50%, 12/9/15[1]	2,679,286	2,692,683
Datatel, Inc., Sr. Sec Credit Facilities 2nd Lien Term Loan, 10.25%, 12/15/16[1]	3,535,000	3,623,375
Dupont Fabros Technology LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 12/2/14[1]	10,000,000	9,931,250
Vertafore, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan:
Tranche A, 5%, 7/31/16[1]	12,645,455	12,609,542
Tranche B, 5%, 7/31/16[1]	354,545	353,902

		53,013,635
28 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Office Electronics—0.5%
CDW Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.341%, 10/10/14[1]	$9,216,726	$8,332,906
Software—0.8%
Allen Systems Group, Inc., Sr. Sec. Credit Facilities Term Loan, 8.384%, 10/19/13[1]	4,680,000	4,677,075
Verint Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.58%, 5/9/14[1]	10,020,534	9,575,873

		14,252,948
Materials—8.3%
Chemicals—4.5%
Chemtura Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Tranche A, 6%, 3/22/11[1]	7,644,000	7,639,223
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C1-B, 4.313%, 5/5/15[1]	2,698,900	2,539,214
Tranche C2-B, 4.313%, 5/5/15[1]	1,124,046	1,057,539
Tranche C5-B, 4.313%, 5/5/15[1]	3,777,564	3,532,023
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C4-B, 4.125%, 5/5/15[1]	5,223,034	4,909,652
Huntsman International LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2.151%, 4/19/14[1]	782,838	736,479
Tranche B, 2.231%, 4/19/14[1]	1,755,984	1,651,997
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 7.501%, 12/16/13[1]	4,697,772	4,631,218
Tranche C2, 8.001%, 12/16/14[1]	4,921,537	4,851,813
Lyondell Chemical Co., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.50%, 3/14/16[1]	3,500,000	3,530,352
Momentive Performance Materials, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.625%, 12/4/13[1]	14,564,295	13,515,666
Nalco Co., Sr. Sec. Credit Facilities Term Loan, 6.411%, 5/5/16[1]	3,960,000	3,986,401
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.57%-3.73%, 7/30/14[1]	2,984,772	2,735,331
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.82%, 7/30/15[1]	13,110,000	12,028,425
Solutia, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/2/17[1]	3,591,000	3,602,541
Styron Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 5/21/16[1]	5,750,000	5,800,313
Univar USA OPCO, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.316%, 10/10/14[1]	3,544,247	3,410,232

		80,158,419
29 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Construction Materials—0.1%
CB Richard Ellis Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1A, 6%, 12/20/15[1]	$2,408,702	$2,410,208
Containers & Packaging—2.7%
Anchor Glass Container Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 2/18/16[1]	5,667,693	5,625,185
Anchor Glass Container Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 8/2/16[1]	8,000,000	7,870,000
BWAY Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.50%-5.918%, 3/28/17[1]	3,062,857	3,066,686
Tranche C, 5.50%-5.918%, 3/28/17[1]	287,143	287,502
Consolidated Container Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.813%, 9/28/14[1]	14,000,000	12,145,000
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan, Tranche C, 6.75%, 4/5/14[1]	5,898,954	5,957,024
Multi-Packaging Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.904%, 4/26/16[1]	3,960,000	3,935,250
Reynolds Packaging Group, Sr. Sec. Credit Facilities Term Loan, Tranche 1S, 6.25%, 5/5/16[1]	9,937,500	9,930,047

		48,816,694

Metals & Mining—0.0%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 12/19/13[2,3]	1,890,661	25,524
Paper & Forest Products—1.0%
Abitibi-Consolidated Co. of Canada/Abitibi-Consolidated, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3/31/09[2]	11,544,068	11,293,943
Smurfit-Stone Container Enterprises, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 6.75%, 1/2/16[1]	6,000,000	6,036,408

		17,330,351

Telecommunication Services—3.5%
Diversified Telecommunication Services—2.3%
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 2.566%-2.783%, 5/31/14[1]	26,293,207	23,515,987
Level 3 Communications, Inc., Sr. Sec. Credit Facilities Term Loan, 2.555%-2.739%, 3/16/14[1]	3,338,881	3,002,212
Telcordia Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/9/16[1]	4,508,700	4,491,792
U.S. Telepacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.25%, 7/15/15[1]	9,975,000	10,024,875

		41,034,866

Wireless Telecommunication Services—1.2%
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 5/12/17[1]	10,374,000	10,207,278
30 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value
Wireless Telecommunication Services Continued
Intelsat Jackson Holdings Ltd., Sr. Sec. Credit Facilities Term Loan, 3.533%, 2/1/14[1]	$12,056,576	$11,293,998

		21,501,276
Utilities—5.7%
Electric Utilities—5.2%
BRSP LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%, 6/24/14[1]	7,093,845	7,058,376
Bosque Power Co. LLC, Sr. Sec. Credit Facilities Term Loan, 1/16/15[2]	12,374,048	8,476,223
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 4/21/17[1]	15,000,000	15,147,660
Coleto Creek Power LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.066%-3.283%, 6/28/13[1]	13,740,439	12,311,433
Kelson Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.783%, 3/8/13[1]	12,303,954	11,799,492
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.283%, 8/16/12[1]	6,491,604	5,647,695
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.033%, 8/16/13[1]	11,000,000	8,483,750
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 2.066%, 8/16/12[1]	971,581	845,275
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.283%, 8/16/12[1]	503,100	437,697
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.367%, 2/15/15[1,4]	13,135,661	8,879,707
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC, Sr. Sec. Credit Facilities Term Loan, 4.725%, 6/24/11[1]	357,364	355,131
Rocky Mountain Energy Center LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.725%, 6/24/11[1]	120,056	119,306
Rocky Mountain Energy Center LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 4.725%, 6/24/11[1]	38,018	37,780
Texas Competitive Electric Holdings Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 3.845%-4.033%, 10/10/14[1]	3,652,797	2,843,313
Tranche B3, 3.845%-4.033%, 10/10/14[1]	11,659,618	9,043,491
Texas Competitive Electric Holdings Co. LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 3.845%-4.033%, 10/10/14[1]	3,225,625	2,497,538

		93,983,867
Multi-Utilities—0.3%
Great Point Power, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 5.50%, 2/4/17[1]	4,478,775	4,461,980
Water Utilities—0.2%
Entegra TC LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 3.033%, 4/19/14[1]	4,014,467	3,807,051

Total Corporate Loans (Cost $1,721,298,270)		1,663,349,820
31 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Loan Participations—0.3%
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC, Sr. Sec. Credit Facilities Term Loan, 4.725%, 6/24/11[1]	$2,994,742	$2,976,025
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 4.725%, 6/24/11[1]	623,484	619,587
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Term Loan, 4.725%, 6/24/11[1]	1,074,457	1,067,742

Total Loan Participations (Cost $4,680,669)		4,663,354

Corporate Bonds and Notes—3.2%
Aleris International, Inc., 6% Bonds, 7/1/20	98,792	98,792
Berry Plastics Corp., 5.276% Sr. Sec. Nts., 2/15/15[1]	8,470,000	8,258,250
Berry Plastics Holding Corp., 4.412% Sr. Sec. Nts., 9/15/14[1]	715,000	630,988
Cognis GmbH, 2.537% Sr. Sec. Bonds, 9/15/13[1,6]	1,450,000	1,442,750
LightPoint CLO Ltd. VII, 4.436% Collateralized Loan Obligations Sub. Deferrable Nts., Series 2007-7A, Cl. D, 5/15/21[1,7]	4,500,000	2,115,000
Lyondell Chemical Co., 11% Sr. Sec. Nts., 5/1/18	6,485,120	7,012,036
NXP BV/NXP Funding LLC, 3.276% Sr. Sec. Nts., 10/15/13[1]	19,930,000	18,908,588
Reader’s Digest Association, Inc., 9.50% Sr. Sec. Nts., 2/15/17[1,6]	9,010,000	9,100,100
Verso Paper Holdings LLC, 4.094% Sr. Sec. Nts., Series B, 8/1/14[1]	8,177,500	7,083,759
Wellman, Inc., 5% Cv. Nts., 1/30/19[2,4]	3,549,310	2,029,054
Western Refining, Inc., 10.75% Sr. Sec. Nts., 6/15/14[1,6]	1,635,769	1,496,729

Total Corporate Bonds and Notes (Cost $72,378,155)		58,176,046

	Shares

Preferred Stocks—0.0%
Alpha Media Group, Inc., Preferred[3,5] (Cost $—)	1,145	—

Common Stocks—0.4%
Aleris International, Inc.[3]	114,329	4,344,502
Alpha Media Group, Inc.[3,5]	8,587	—
Champion Opco LLC[3]	183,994	121,436
Levlad LLC [3]	40,755	713,204
Sleep Innovations, Inc., Cl. 2[3]	28,602	—
Sleep Innovations, Inc., Cl. 4[3]	4,275	—
Star Tribune Holdings Corp.[3]	39,111	703,998
Turtle Bay Holding Co. LLC[3]	324,258	486,386
United Subcontractors, Inc.[3]	39,690	962,473
Wellman, Inc.[3]	3,371	—

Total Common Stocks (Cost $12,180,632)		7,331,999
32 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Units	Value

Rights, Warrants and Certificates—0.6%
Champion Opco LLC Wts., Strike Price $0.000001, Exp. 1/27/20[3]	67,016	$—
ION Media Networks, Inc. Wts., Strike Price $0.01, Exp. 12/18/16[3]	35,695	10,708,500

Total Rights, Warrants and Certificates (Cost $9,637,650)		10,708,500

	Shares

Investment Company—4.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[5,8] (Cost $85,152,058)	85,152,058	85,152,058

Total Investments, at Value (Cost $1,905,327,434)	101.7%	1,829,381,777
Liabilities in Excess of Other Assets	(1.7)	(30,113,207)

Net Assets	100.0%	$1,799,268,570

Footnotes to Statement of Investments

*	July 30, 2010 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Issue is in default. See Note 1 of accompanying Notes.

3.	Non-income producing security.

4.	Interest or dividend is paid-in-kind, when applicable.

5.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Principal				Principal
	Amount/Shares	Gross		Gross	Amount/Shares
	July 31, 2009	Additions		Reductions	July 30, 2010

Alpha Media Group, Inc.	—	8,587	[a]	—	8,587
Alpha Media Group, Inc., Preferred	—	1,145	[a]	—	1,145
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.90%, 5/15/13	—	17,970,635		—	17,970,635
Oppenheimer Institutional Money Market Fund, Cl. E	125,564,811	1,184,624,297		1,225,037,050	85,152,058

	Value	Income

Alpha Media Group, Inc.	$—	$—
Alpha Media Group, Inc., Preferred	—	—
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.90%, 5/15/13	10,333,115	1,055,910
Oppenheimer Institutional Money Market Fund, Cl. E	85,152,058	190,609

	$95,485,173	$1,246,519

a.	All or a portion is the result of a corporate action.

6.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,039,579 or 0.67% of the Fund’s net assets as of July 30, 2010.
33 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

7.	Restricted security. The aggregate value of restricted securities as of July 30, 2010 was $2,115,000, which represents 0.12% of the Fund’s net assets. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Depreciation

LightPoint CLO Ltd. VII, 4.436% Collateralized Loan Obligations Sub. Deferrable Nts., Series 2007-7A, Cl. D, 5/15/21	6/19/07	$4,160,170	$2,115,000	$2,045,170

8.	Rate shown is the 7-day yield as of July 30, 2010.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 30, 2010 based on valuation input level:

		Level 2—
	Level 1—	Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$1,663,044,961	$304,859	$1,663,349,820
Loan Participations	—	4,663,354	—	4,663,354
Corporate Bonds and Notes	—	56,048,200	2,127,846	58,176,046
Preferred Stocks	—	—	—	—
Common Stocks	—	7,210,563	121,436	7,331,999
Rights, Warrants and Certificates	—	10,708,500	—	10,708,500
Investment Company	85,152,058	—	—	85,152,058

Total Assets	$85,152,058	$1,741,675,578	$2,554,141	$1,829,381,777

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES July 30, 2010

July 30, 2010[1]

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,812,702,545)	$1,733,896,604
Affiliated companies (cost $92,624,889)	95,485,173

1,829,381,777
Cash	2,832,719
Receivables and other assets:
Investments sold	27,464,659
Shares of beneficial interest sold	21,963,213
Interest, dividends and principal paydowns	7,493,928
Other	465,911

Total assets	1,889,602,207

Liabilities
Payables and other liabilities:
Investments purchased	78,458,119
Shares of beneficial interest redeemed	7,780,428
Dividends	2,870,624
Distribution and service plan fees	230,263
Transfer and shareholder servicing agent fees	164,467
Shareholder communications	133,209
Trustees’ compensation	21,995
Other	674,532

Total liabilities	90,333,637

Net Assets	$1,799,268,570

Composition of Net Assets
Par value of shares of beneficial interest	$223,608
Additional paid-in capital	2,403,017,017
Accumulated net investment loss	(5,984,737)
Accumulated net realized loss on investments	(522,041,661)
Net unrealized depreciation on investments	(75,945,657)

Net Assets	$1,799,268,570

35 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $838,425,325 and 104,249,306 shares of beneficial interest outstanding)	$8.04
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$8.33
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $87,675,504 and 10,897,067 shares of beneficial interest outstanding)	$8.05
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $831,165,389 and 103,228,162 shares of beneficial interest outstanding)	$8.05
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $42,002,352 and 5,233,835 shares of beneficial interest outstanding)	$8.03

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS July 30, 2010

For the Year Ended July 30, 2010[1]

Investment Income
Interest:
Unaffiliated companies	$116,514,952
Affiliated companies	1,055,910
Dividends from affiliated companies	190,609
Other income	2,530,890

Total investment income	120,292,361

Expenses
Management fees	9,963,087
Distribution and service plan fees:
Class A	1,667,560
Class B	722,705
Class C	5,526,187
Transfer and shareholder servicing agent fees:
Class A	745,708
Class B	219,890
Class C	719,190
Class Y	12,480
Shareholder communications:
Class A	208,237
Class B	56,246
Class C	194,349
Class Y	4,627
Borrowing fees	4,407,432
Custodian fees and expenses	398,717
Interest expense on borrowings	47,408
Trustees’ compensation	39,783
Other	935,497

Total expenses	25,869,103
Less waivers and reimbursements of expenses	(77,423)

Net expenses	25,791,680

Net Investment Income	94,500,681
37 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	$(95,698,055)
Swap contracts	(4,645,342)

Net realized loss	(100,343,397)
Net change in unrealized appreciation/depreciation on investments	252,686,900

Net Increase in Net Assets Resulting from Operations	$246,844,184

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2010[1]	2009

Operations
Net investment income	$94,500,681	$99,049,682
Net realized loss	(100,343,397)	(160,024,172)
Net change in unrealized appreciation/depreciation	252,686,900	(109,660,670)

Net increase (decrease) in net assets resulting from operations	246,844,184	(170,635,160)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(38,562,883)	(54,943,286)
Class B	(5,009,574)	(8,689,380)
Class C	(39,452,163)	(58,465,786)
Class Y	(1,052,484)	(650,186)

	(84,077,104)	(122,748,638)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	193,246,333	(152,677,258)
Class B	(22,635,694)	(28,919,233)
Class C	80,408,938	(163,188,110)
Class Y	32,223,978	3,565,150

	283,243,555	(341,219,451)

Net Assets
Total increase (decrease)	446,010,635	(634,603,249)
Beginning of period	1,353,257,935	1,987,861,184

End of period (including accumulated net investment loss of $5,984,737 and $645,009, respectively)	$1,799,268,570	$1,353,257,935

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
39 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$7.18	$8.27	$9.11	$9.54	$9.54

Income (loss) from investment operations:
Net investment income[2]	.50	.48	.62	.69	.66
Net realized and unrealized gain (loss)	.82	(.99)	(.85)	(.42)	— [3]

Total from investment operations	1.32	(.51)	(.23)	.27	.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.46)	(.58)	(.61)	(.70)	(.66)

Net asset value, end of period	$8.04	$7.18	$8.27	$9.11	$9.54

Total Return, at Net Asset Value[4]	18.64%	(4.89)%	(2.68)%	2.75%	7.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$838,425	$575,490	$855,905	$1,460,069	$1,513,036

Average net assets (in thousands)	$666,512	$624,278	$1,179,865	$1,687,143	$1,292,028

Ratios to average net assets:[5]
Net investment income	6.47%	7.15%	7.11%	7.26%	6.88%
Expenses excluding interest and fees from borrowings	1.14%	1.12%	1.02%	0.99%	1.02%
Interest and fees from borrowings	0.29%	0.68%	0.14%	0.08%	0.09%

Total expenses	1.43%[6]	1.80%[6]	1.16%[6]	1.07%[6]	1.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.75%	1.05%	0.97%	0.97%

Portfolio turnover rate	67%	51%	50%	105%	104%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 30, 2010	1.44%
Year Ended July 31, 2009	1.81%
Year Ended July 31, 2008	1.17%
Year Ended July 31, 2007	1.07%
See accompanying Notes to Financial Statements.
40 | OPPENHEIMER SENIOR FLOATING RATE FUND

Class B Year Ended July 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$7.18	$8.27	$9.12	$9.54	$9.54

Income (loss) from investment operations:
Net investment income[2]	.46	.44	.57	.64	.60
Net realized and unrealized gain (loss)	.82	(.99)	(.87)	(.42)	—[3]

Total from investment operations	1.28	(.55)	(.30)	.22	.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)	(.54)	(.55)	(.64)	(.60)

Net asset value, end of period	$8.05	$7.18	$8.27	$9.12	$9.54

Total Return, at Net Asset Value[4]	18.04%	(5.49)%	(3.37)%	2.27%	6.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,676	$98,997	$149,858	$247,726	$318,312

Average net assets (in thousands)	$96,622	$106,162	$201,066	$295,655	$334,997

Ratios to average net assets:[5]
Net investment income	5.86%	6.53%	6.48%	6.71%	6.27%
Expenses excluding interest and fees from borrowings	1.80%	1.76%	1.62%	1.57%	1.59%
Interest and fees from borrowings	0.29%	0.68%	0.14%	0.08%	0.09%

Total expenses	2.09%[6]	2.44%[6]	1.76%[6]	1.65%[6]	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.08%	2.39%	1.65%	1.55%	1.54%

Portfolio turnover rate	67%	51%	50%	105%	104%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 30, 2010	2.10%
Year Ended July 31, 2009	2.45%
Year Ended July 31, 2008	1.77%
Year Ended July 31, 2007	1.65%
See accompanying Notes to Financial Statements.
41 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended July 31,	2010[1]	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$7.19	$8.27	$9.12	$9.55	$9.55

Income (loss) from investment operations:
Net investment income[2]	.47	.45	.58	.64	.61
Net realized and unrealized gain (loss)	.81	(.98)	(.87)	(.42)	—[3]

Total from investment operations	1.28	(.53)	(.29)	.22	.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.42)	(.55)	(.56)	(.65)	(.61)

Net asset value, end of period	$8.05	$7.19	$8.27	$9.12	$9.55

Total Return, at Net Asset Value[4]	18.06%	(5.22)%	(3.28)%	2.24%	6.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$831,166	$670,264	$976,602	$1,672,484	$1,686,272

Average net assets (in thousands)	$740,664	$705,289	$1,365,398	$1,843,725	$1,542,199

Ratios to average net assets:[5]
Net investment income	6.01%	6.66%	6.60%	6.76%	6.36%
Expenses excluding interest and fees from borrowings	1.62%	1.60%	1.54%	1.50%	1.52%
Interest and fees from borrowings	0.29%	0.68%	0.14%	0.08%	0.09%

Total expenses	1.91%[6]	2.28%[6]	1.68%[6]	1.58%[6]	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	2.23%	1.57%	1.48%	1.47%

Portfolio turnover rate	67%	51%	50%	105%	104%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 30, 2010	1.92%
Year Ended July 31, 2009	2.29%
Year Ended July 31, 2008	1.69%
Year Ended July 31, 2007	1.58%
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER SENIOR FLOATING RATE FUND

Class Y Year Ended July 31,	2010[1]	2009	2008	2007	2006[2]

Per Share Operating Data
Net asset value, beginning of period	$7.16	$8.25	$9.11	$9.54	$9.54

Income (loss) from investment operations:
Net investment income[3]	.52	.47	.69	.69	.47
Net realized and unrealized gain (loss)	.83	(.96)	(.93)	(.39)	—[4]

Total from investment operations	1.35	(.49)	(.24)	.30	.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.48)	(.60)	(.62)	(.73)	(.47)

Net asset value, end of period	$8.03	$7.16	$8.25	$9.11	$9.54

Total Return, at Net Asset Value[5]	19.18%	(4.66)%	(2.78)%	3.14%	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,002	$8,507	$5,496	$58,955	$1

Average net assets (in thousands)	$17,679	$7,054	$21,397	$11,372	$1

Ratios to average net assets:[6]
Net investment income	6.67%	7.34%	7.69%	7.34%	7.33%
Expenses excluding interest and fees from borrowings	0.76%	0.94%	0.73%	0.74%	0.87%
Interest and fees from borrowings	0.29%	0.68%	0.14%	0.08%	0.09%

Total expenses	1.05%[7]	1.62%[7]	0.87%[7]	0.82%[7]	0.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.57%	0.76%	0.72%	0.85%

Portfolio turnover rate	67%	51%	50%	105%	104%

1.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

2.	For the period from November 28, 2005 (inception of offering) to July 31, 2006.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Less than $0.005.

5.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6.	Annualized for periods less than one full year.

7.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 30, 2010	1.06%
Year Ended July 31, 2009	1.63%
Year Ended July 31, 2008	0.88%
Year Ended July 31, 2007	0.82%
See accompanying Notes to Financial Statements.
43 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Senior Floating Rate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund converted from a closed-end to an open-end fund on July 1, 2010. The Fund seeks as high a level of current income as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. Prior to July 1, 2010, share classes could be subject to an early withdrawal charge (“EWC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since July 30, 2010 represents the last day during the Fund’s 2010 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
44 | OPPENHEIMER SENIOR FLOATING RATE FUND

     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as
45 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, some Senior Loans are illiquid, meaning the Fund may not be able to value them accurately or to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
46 | OPPENHEIMER SENIOR FLOATING RATE FUND

     As of July 30, 2010, securities with an aggregate market value of $1,668,013,174 representing 92.71% of the Fund’s net assets were comprised of Senior Loans.
Security Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of default. Information concerning securities in default as of July 30, 2010 is as follows:

Cost	$168,512,557
Market Value	$98,132,679
Market Value as a % of Net Assets	5.45%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund
47 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$6,588,500	$—	$516,189,012	$81,767,271

1.	As of July 30, 2010, the Fund had $479,833,062 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2011	$26,003,298
2014	4,679,034
2015	6,897,861
2016	50,471,975
2017	186,215,370
2018	205,565,524

Total	$479,833,062

2.	As of July 30, 2010, the Fund had $36,355,950 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended July 30, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2009, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended July 30, 2010, $10,765,372 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$10,836,871	$15,763,305	$26,600,176
48 | OPPENHEIMER SENIOR FLOATING RATE FUND

The tax character of distributions paid during the years ended July 30, 2010 and July 31, 2009 was as follows:

	Year Ended	Year Ended
	July 30, 2010	July 31, 2009

Distributions paid from:
Ordinary income	$84,077,104	$122,748,638
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,911,149,048

Gross unrealized appreciation	$52,490,323
Gross unrealized depreciation	(134,257,594)

Net unrealized depreciation	$(81,767,271)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
49 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
Prior to July 1, 2010, each quarter the Fund made a “Repurchase Offer” to repurchase a portion of the Fund’s outstanding shares from shareholders. The Repurchase Offers were designed to provide some liquidity for Fund investors who sought to sell some or all of their shares. The Fund adopted the following fundamental policies concerning periodic repurchase offers:
•	The Fund would make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act of 1940 (as that rule may be amended from time to time).

•	Repurchase offers were made at periodic intervals of three months between repurchase request deadlines. The deadlines were at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October and determined by the Fund’s Board of Trustees.

•	The repurchase pricing date for a particular Repurchase Offer was not more than 14 days after the repurchase request deadline for the repurchase offer. If that day was not a regular business day, then the repurchase pricing date was the following business day.
Prior to July 1, 2010, each quarter, the Fund’s Board determined the number of shares that the Fund would offer to repurchase in a particular Repurchase Offer. The Repurchase Offer amount was at least 5% but not more than 25% of the total number of shares of all classes of the Fund (in the aggregate) outstanding on the repurchase request deadline. If shareholders tendered more than the Repurchase Offer amount for a particular Repurchase Offer, the Fund repurchased up to an additional 2% of the shares outstanding on the repurchase request deadline.
50 | OPPENHEIMER SENIOR FLOATING RATE FUND

For the year ended July 30, 2010, the Fund extended three Repurchase Offers:

	Percentage of	Amount of
Repurchase	Outstanding Shares	Shares the	Number of
Request	the Fund Offered	Fund Offered	Shares Tendered
Deadlines	to Repurchase	to Repurchase	(all classes)

April 30, 2010	25	50,006,642	10,427,620
January 31, 2010	25	45,278,511	9,871,252
October 31, 2009	25	45,013,125	13,996,133
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 30, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	41,565,099	$330,484,383	9,559,637	$64,056,950
Dividends and/or distributions reinvested	2,661,399	20,884,028	4,741,412	30,167,213
Repurchased	(16,612,683)	(129,843,105)	(37,678,824)	(246,901,421)
Redeemed	(3,541,168)	(28,278,973)	—	—

Net increase (decrease)	24,072,647	$193,246,333	(23,377,775)	$(152,677,258)

Class B
Sold	1,816,960	$14,414,569	859,925	$5,624,400
Dividends and/or distributions reinvested	438,957	3,432,664	940,294	5,977,025
Repurchased	(4,401,482)	(34,536,735)	(6,140,028)	(40,520,658)
Redeemed	(744,961)	(5,946,192)	—	—

Net decrease	(2,890,526)	$(22,635,694)	(4,339,809)	$(28,919,233)

Class C
Sold	22,775,455	$181,704,679	4,977,378	$32,700,236
Dividends and/or distributions reinvested	2,702,567	21,203,247	5,339,319	33,977,948
Repurchased	(12,576,371)	(98,877,807)	(35,077,955)	(229,866,294)
Redeemed	(2,954,172)	(23,621,181)	—	—

Net increase (decrease)	9,947,479	$80,408,938	(24,761,258)	$(163,188,110)

Class Y
Sold	5,121,897	$40,919,426	1,172,532	$7,672,891
Dividends and/or distributions reinvested	33,772	269,334	22,009	138,014
Repurchased	(704,469)	(5,734,967)	(672,821)	(4,245,755)
Redeemed	(405,011)	(3,229,815)	—	—

Net increase	4,046,189	$32,223,978	521,720	$3,565,150

51 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended July 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$1,193,929,291	$974,886,585
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 30, 2010, the Fund paid $1,686,553 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
52 | OPPENHEIMER SENIOR FLOATING RATE FUND

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Board of Trustees has currently set that fee at an annual rate of 0.50% of the daily net assets of those classes, but may increase it up to 0.75% in the future. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2010 were as follows:

Class B	$6,677,835
Class C	45,159,988
Sales Charges. Front-end sales charges, EWC and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the EWC or CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

	Class A	Class A Early	Class B Early	Class C Early
	Front-End	Withdrawal	Withdrawal	Withdrawal
	Sales Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor[1]	Distributor[1]	Distributor[1]

July 30, 2010	$306,863	$1,504	$67,574	$15,354

1.	Prior to July 1, 2010, shares could be subject to an early withdrawal fee.

	Class A	Class B	Class C
	Contingent	Contingent	Contingent
	Deferred Sales	Deferred Sales	Deferred Sales
	Charges Retained	Charges Retained	Charges Retained
Year Ended	by Distributor[2]	by Distributor[2]	by Distributor[2]

July 30, 2010	$896	$10,554	$5,377

2.	Effective July 1, 2010, shares could be subject to contingent deferred sales charge.
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended July 30, 2010, the Manager waived fees and/or reimbursed the Fund $77,423 for IMMF management fees.
53 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already
54 | OPPENHEIMER SENIOR FLOATING RATE FUND

issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.
55 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not
Accounted for as	Swap
Hedging Instruments	Contracts

Credit contracts	$(4,645,342)
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
56 | OPPENHEIMER SENIOR FLOATING RATE FUND

     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of July 30, 2010, the Fund had no such credit default swaps outstanding.
57 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Restricted Securities
As of July 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Borrowings
The Fund can borrow money from banks in an amount up to one third its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund may borrow if necessary to obtain short-term credit to allow it to repurchase shares during Repurchase Offers, to manage cash flows, and to fund additional purchase commitments under Senior Loans. The Fund may also borrow to acquire additional investments (a technique known as “leverage”). The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates. The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 30, 2010 date equal 0.29% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notification.
Details of the borrowings for the year ended July 30, 2010 are as follows:

Average Daily Loan Balance	$18,698,630
Average Daily Interest Rate	0.247%
Fees Paid	$3,469,686
Interest Paid	$47,408
As of July 30, 2010, the Fund had no such borrowings outstanding.
58 | OPPENHEIMER SENIOR FLOATING RATE FUND

8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant
59 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
60 | OPPENHEIMER SENIOR FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Senior Floating Rate Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 30, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Senior Floating Rate Fund for the years ended prior to August 1, 2008 were audited by other auditors whose report dated September 12, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Senior Floating Rate Fund as of July 30, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
September 17, 2010
61 | OPPENHEIMER SENIOR FLOATING RATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 30, 2010 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended July 30, 2010 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 30, 2010, the maximum amount allowable but not less than $88,762,157 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
62 | OPPENHEIMER SENIOR FLOATING RATE FUND

REPORT OF SHAREHOLDER MEETING Unaudited
On May 21, 2010 a special meeting of shareholders was scheduled to vote on the following proposals. The meeting was adjourned until June 4, 2010 and then further adjourned to June 9, 2010 to allow shareholders time to consider their voting decision. On June 9, 2010, the meeting was reconvened and the two proposals below were approved.
The following is a report of the results from the meeting:
Proposal 1: The election of ten Trustees

Nominee	For	Withheld	Total

Trustees
William L. Armstrong	133,771,532	5,516,946	139,288,478
George C. Bowen	133,815,758	5,472,720	139,288,478
Edward L. Cameron	133,812,950	5,475,528	139,288,478
Jon S. Fossel	134,056,244	5,232,234	139,288,478
Sam Freedman	134,217,406	5,071,072	139,288,478
Richard F. Grabish	134,494,021	4,794,457	139,288,478
Beverly L. Hamilton	134,085,700	5,202,778	139,288,478
Robert J. Malone	134,081,794	5,206,684	139,288,478
F. William Marshall, Jr.	134,057,424	5,231,054	139,288,478
William F. Glavin, Jr.	134,054,600	5,233,878	139,288,478
Proposal 2: To approve the conversion of the Fund from a closed-end investment company to an open-end investment company, including in connection therewith the elimination of certain fundamental investment policies regarding quarterly repurchases.

For	Against	Abstain	Broker Non-Votes	Total

94,125,555	4,546,695	4,002,206	36,614,022	139,288,478
63 | OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at
1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
64 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non- profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991- 2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992- 1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 1999) Age: 73	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 71	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1999) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer
65 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Jon S. Fossel, Continued	Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1999) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Age: 61	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 14 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2005) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991- April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2005) Age: 65	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT
66 | OPPENHEIMER SENIOR FLOATING RATE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert J. Malone, Continued	(charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985- 2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive
67 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 65 portfolios as a Trustee/Director and 96 portfolios as an Officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey, Wixted and Ms. Hui, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Margaret Hui, Vice President and Portfolio Manager (since 1999) Age: 51	Vice President of the Manager (since February 2005); Assistant Vice President of the Manager (October 1999-February 2005); Vice President-Syndications of Sanwa Bank California (January 1998-September 1999). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President and Portfolio Manager (since 1999) Age: 45	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995-December 1996); a CFA. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial
68 | OPPENHEIMER SENIOR FLOATING RATE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Continued	Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
69 | OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
70 | OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
71 | OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the
Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
72 | OPPENHEIMER SENIOR FLOATING RATE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $50,200 in fiscal 2010 and $50,200 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,395 in fiscal 2010 and $2,632 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed $285,900 in fiscal 2010 and $271,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, additional consents on registration statement, agreed upon procedures for the CP conduit and professional services for the capital accumulation plan, FIN 45 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $8,574 in fiscal 2010 and $7,426 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $298,869 in fiscal 2010 and $281,598 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.

a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable. The Fund invests exclusively in non-voting securities.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Senior Floating Rate Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date: 09/13/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date: 09/13/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date: 09/13/2010